UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2025

Benchmark 2025-V15 Mortgage Trust

(Central Index Key Number 0002060542)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-06	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 21, 2025, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $644,342,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“Barclays Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., Barclays Capital, CGMI, DBSI and Academy, in such capacities, the “Underwriters”) on or about June 12, 2025 (the “Closing Date”), pursuant to an underwriting agreement, dated as of May 21, 2025 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On May 21, 2025, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $88,906,926, to GS&Co., Barclays Capital, CGMI, DBSI, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of May 21, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause the issuance of the Benchmark 2025-V15 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V15 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of June 1, 2025 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class S Certificates.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated May 22, 2025 and filed with the Securities and Exchange Commission on May 23, 2025 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
931 Carroll Street	4.7	NAP
1700 Pavilion	4.8	NAP
Radius Nashville	4.9	NAP
1535 Broadway	4.10	4.2
Marriott JFK	4.11	4.3
655 Third Avenue	4.12	4.4
Uber Headquarters	4.13	4.5
The Link	4.14	4.6

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-V15 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 29 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 44 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of June 12, 2025 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of June 12, 2025 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of June 12, 2025 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC and (iv) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of June 12, 2025 (the “BCREI Mortgage Loan Purchase Agreement” and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor, BCREI and Barclays Capital Holdings Inc. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class S Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of May 22, 2025.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of May 21, 2025, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of April 24, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of May 1, 2025, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of May 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement, dated as of February 21, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of April 1, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator, as paying agent and as trustee.

Exhibit 4.7	Co-Lender Agreement, dated as of May 6, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 931 Carroll Street Whole Loan.
Exhibit 4.8	Co-Lender Agreement, dated as of May 9, 2025 between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder, relating to the 1700 Pavilion Whole Loan.
Exhibit 4.9	Agreement Between Noteholders, dated as of April 28, 2025 by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Radius Nashville Whole Loan.
Exhibit 4.10	Co-Lender Agreement, dated as of April 14, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1-S1 Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1 Holder, Bank of America, National Association, as Initial Note A-2-S1 Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder and Initial Note B-2 Holder, and Bank of Montreal, as Initial Note A-3-S1 Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder and Initial Note B-3 Holder, relating to the 1535 Broadway Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of April 15, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Marriott JFK Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of May 7, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-2 Holder, relating to the 655 Third Avenue Whole Loan.
Exhibit 4.13	Co-Lender Agreement, dated as of February 10, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1-S1 Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-S1 Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder and Initial Note B-2 Holder, relating to the Uber Headquarters Whole Loan.
Exhibit 4.14	Co-Lender Agreement, dated as of March 17, 2025, between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, and DBR Investments Co. Limited, as Note A-4 Holder, relating The Link Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 22, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 23, 2025		GS MORTGAGE SECURITIES
CORPORATION II

		By:	/s/ Scott Epperson
Name: Scott Epperson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of May 21, 2025, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of April 24, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.3	Pooling and Servicing Agreement, dated as of May 1, 2025, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.	(E)
4.4	Pooling and Servicing Agreement, dated as of May 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.5	Trust and Servicing Agreement, dated as of February 21, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.6	Pooling and Servicing Agreement, dated as of April 1, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator, as paying agent and as trustee.	(E)
4.7	Co-Lender Agreement, dated as of May 6, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 931 Carroll Street Whole Loan.	(E)
4.8	Co-Lender Agreement, dated as of May 9, 2025 between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder, relating to the 1700 Pavilion Whole Loan.	(E)
4.9	Agreement Between Noteholders, dated as of April 28, 2025 by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Radius Nashville Whole Loan.	(E)
4.10	Co-Lender Agreement, dated as of April 14, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1-S1 Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1 Holder, Bank of America, National Association, as Initial Note A-2-S1 Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder and Initial Note B-2 Holder, and Bank of Montreal, as Initial Note A-3-S1 Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder and Initial Note B-3 Holder, relating to the 1535 Broadway Whole Loan.	(E)

4.11	Co-Lender Agreement, dated as of April 15, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Marriott JFK Whole Loan.	(E)
4.12	Co-Lender Agreement, dated as of May 7, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-2 Holder, relating to the 655 Third Avenue Whole Loan.	(E)
4.13	Co-Lender Agreement, dated as of February 10, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1-S1 Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-S1 Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder and Initial Note B-2 Holder, relating to the Uber Headquarters Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of March 17, 2025, between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, and DBR Investments Co. Limited, as Note A-4 Holder, relating The Link Whole Loan.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 22, 2025.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of June 12, 2025 between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of June 12, 2025 between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of June 12, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.	(E)